Supplement Dated March 17, 2017
To
Lyons Funds Prospectus
Dated December 30, 2015

Effective March 17, 2017, all share classes of the Lyons Small Cap Fund (the “Fund”) will be closed to new investors. Further, additional purchases of any class of shares by current Fund shareholders will also be prohibited as of that same date. This action is being taken because the Board of Trustees of the Lyons Funds has determined to close the Fund and wind up its affairs. The Fund will close on or about March 30, 2017 and will distribute all its assets to the Fund's shareholders.